PHL Variable Accumulation Account
Freedom Edge®
Phoenix Investors Edge®
Phoenix Premium Edge®
Phoenix DimensionsSM

This supplement should be read with the prospectuses dated May 1, 2007, as amended on September 7, 2007, along with all other prospectus supplements issued since May 1, 2007 for each of the above variable annuity products.

❖	The following replaces the subparagraph entitled “Roll-Up” of the description of “GMWB 2007” in the “Optional Benefits” section of the prospectus:

Roll-Up

For contracts issued before February 11, 2008, on each contract anniversary during the first 10 Contract Years following the rider date, if no withdrawals have been taken since the rider date, the Benefit Base will be increased by 5.0% of the Benefit Base on the prior contract anniversary. Any Roll-Up occurs prior to any applicable Automatic Step-Up, as described below. For contracts issued on and after February 11, 2008, on each contract anniversary during the first 10 Contract Years following the rider date, if no withdrawals have been taken since the rider date, the Benefit Base will be increased by 6.5% of the Benefit Base on the prior contract anniversary. Any Roll-Up occurs prior to any applicable Automatic Step-Up, as described below.

Dated: February 7, 2008	Please keep this supplement for future reference.

TF1003